                                                                   EXHIBIT 10.16
                                                                   -------------
                                LEASE AGREEMENT
                                ---------------



     THIS INDENTURE made and entered into upon this _____ day of ______, 1996, by and between K-VA-T Food Stores, Inc., a corporation duly created, organized and existing under and by virtue of the Laws of the commonwealth of Virginia, with its registered office located at 329 North Main St., Grundy, Virginia, (hereinafter called "Lessor") of the first part, and Matewan Bank, FSB, a federal savings bank incorporated under the laws of the United States, with its registered office located at Second Avenue and Vinson Street, Williamson, West Virginia, (hereinafter called "Lessee") of the second part,

     WITNESSETH: That whereas Lessor presently operates a Food City Supermarket (hereinafter referred to as the "Store") located at 377-C Hazard Road, Food City Shopping Center, in the Town of Whitesburg, Letcher County, Kentucky; and

     WHEREAS, Lessee desires to establish and operate banking and depository facilities (hereinafter referred to as the "Banking Facility") in said Store on terms and conditions hereinafter set forth; and

     WHEREAS, Lessor desires that Lessee establish and operate such Banking Facility in said Store on the terms and conditions hereinafter set forth:

     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein set forth and benefits accruing to the parties hereto, other good and valuable considerations and the rentals to be paid by Lessee to Lessor, the parties hereto agree as follows:

     1.  LEASE OF SPACE.  Subject to the terms and conditions of this lease
         --------------
agreement (hereinafter referred to as "lease"), Lessor hereby leases and rents to Lessee and Lessee hereby rents and leases from Lessor a space containing approximately 745 square feet of floor space in the building occupied by the Store (hereinafter referred to as the "store building") which space hereinafter referred to as ("Premises") is designated "Bank" and outlined in red on the diagram (floor plan) hereto attached, marked "Exhibit A" and made a part hereof by reference. Lessee shall be granted ingress to and egress from said Premises for Lessee, its officers, employees and customers, by and through the front entrance, vestibules and sales area of the building occupied by the Store, and Lessee shall have the right to install a night depository unit and automated teller machine, the approximate locations of which are shown on said diagram (floor plan).

     2.  TERM.  (a) This lease is made and accepted for a term which shall begin
         ----
on the Commencement Date, as hereinafter defined, and run until five (5) years thereafter, unless extended as hereinafter provided.
     (b) The Commencement Date shall be on the first (1st) day of the calendar month coming next after the following conditions are satisfied:
     (1) The Improvement Work, as such term is defined in Section 8 of this lease, is substantially completed in accordance with the approved Plans and Specifications; and
     (2) All required consents or approvals of the Federal Reserve, the Comptroller of the Currency, Federal Deposit Insurance Corporation, the Commissioner of Banking for the state of Lessees's incorporation, or any other Federal or State regulatory agency having jurisdiction over Lessee (the "Regulatory Agency") shall have been obtained to open and maintain the Banking Facility for banking business at the location of the premises hereby leased. Lessee shall promptly make an application to any such Regulatory Agency for the issuance of a permit to operate a retail banking and depository facility in the Store; exercise due diligence to obtain same; and immediately give Lessor notice when the permit has been issued.

     (3) Pursuant to the provisions of Section 2, as hereinabove stated and in accordance with section 8 hereof, Lessee shall complete all of the aforesaid conditions and Lessee shall also open and begin normal banking business within four (4) months from the date of this lease. Lessor has the exclusive option to terminate said lease in the event Lessee does not comply completely with all of the aforesaid provisions and conditions of said lease, by the above specified time.
     (c) As soon as the Commencement Date may be determined as hereinabove provided, the parties hereto agree to execute and deliver in duplicate a Commencement Date Agreement, using the form, a copy of which is hereto attached, marked "Exhibit B", and made a part hereof by reference, for the purpose of being attached to and becoming a part of their respective copy of this lease, but failure of the parties, or either of them, to execute and deliver such agreement shall not preclude establishing such date by appropriate evidence should the need to do so arise.
     (d) Lessee shall have the right to occupy the Premises prior to said Commencement Date for the sole purpose of making the improvements hereinafter referred to as the Improvement Work, as provided for in Section 8 hereof and not for the conduct of Lessee's banking business, provided that if contingencies are not met, Lessee shall be responsible for restoring Premises. Any such occupancy of the Premises by Lessee shall be subject to the terms and conditions of the lease. If Lessee begins to conduct business in the Premises prior to the Commencement Date, Lessee shall pay rent, pro rata, according to the rent sated in Section 3 hereof for the number of days which Lessee so conducts Lessee's business.

     3.  Rent.  Lessee shall pay to Lessor as rent for the
         ----

Premises and amount equal to Twenty-Four Thousand Dollars ($24,000) per annum
                                                           -------
for the original term of this lease, which rent shall be payable in equal monthly installments of Two Thousand Dollars ($2,000) each, in advance,
                                              ------
commencing on the Commencement Date and continuing to be due on the first day and not later than the fifth day of each calendar month during the term of this lease. All rent shall be payable to Lessor at its registered office shown above or as otherwise directed by Lessor.

     4.  OPTION TO EXTEND.  Lessee shall have the option to extend the term of
         ----------------
this lease for three (3) successive additional periods of five (5) years each. Said options shall be exercised automatically unless Lessee, gives Lessor notice of Lessee's desire not to exercise the option. Such extension rights are further subject to Lessee's not being in default under any of the terms and provisions of this lease. The notice not to exercise the option for any five
(5) year extension shall be given at least one-hundred eighty (180) days prior to the end of the immediately preceding term of this lease. The first automatic extension of this lease shall be upon the same rental, terms and conditions as are set forth in this Lease Agreement. Rental for the second and third renewal terms of this lease, shall be an amount equal to the original rental, as defined in section 3 hereof, multiplied by a fraction. Said fraction shall be defined as consisting of a numerator, which shall be the index number (the "Index Number") indicated under the United States index column of the Consumer Price Index for Urban Wage Earners and Clerical Workers (the "CPI") (1982-1984=100) as promulgated by the United States Department of Labor, for the month immediately preceding the month and year in which the said renewal term shall commence and a denominator, which shall be the Index Number for the CPI for the month and year in which the original commencement date of this Lease occurs. If there shall at the time be no such CPI, the parties shall use the most comparable substitute index in determining rent escalation for said renewal periods. Notwithstanding the above, all other terms and conditions of this Lease Agreement shall remain in full force and effect during the second and third renewal periods.

     5.  USE AND OCCUPANCY.  (a) Lessee shall have the right to use and occupy
         -----------------
the Premises for the sole purpose of establishing and operating a retail banking and depository facility for the benefit and convenience of the public and for no other use and purpose, except that Lessee may offer at the Banking Facility such services or products as are customarily offered by Lessee at its other retail banking facilities, provided that such services and products are not in competition and do not compete with services and products customarily offered for sale by Lessor in its stores. Lessee shall have the exclusive right to provide or promote retail banking or other depository services in the Store. Notwithstanding anything to the contrary stated herein, Lessee shall have the non-exclusive right to provide or promote the following services in the Bank: the sale of tickets to musical, theatrical, sporting, and other public events; financial planning; estate planning; sale of insurance; and travel planning and reservation services, provided that such rights do not violate any terms and conditions or any exclusive rights granted by Lessor's Landlord in the Prime Lease. Lessee's exclusive right hereunder to provide retail banking and other depository services in the Store shall not limit or restrict Lessor's right to make change,, cash checks, verity checks, arrange for check verification, sell money orders, or to transact or conduct any other commercial or financial activity or service which, in Lessor's sole discretion, Lessor deems-necessary for the proper and adequate operation of the Store.
     (b) In order to provide Lessee's customers with free and clear access to the Banking Facility, Lessor shall not place any display case or other fixture or articles within six (6) feed of the Banking Facility that would restrict free and clear access to the Banking Facility.
     (c) In the event that Lessee desires to include a night depository in the operation of the Banking Facility, and said night depository is to be located in an area outside the Banking Facility, then, in that event, Lessee shall acquire written approval of Lessor regarding the proposed location of said night depository prior to commencing any installation of said night depository. In the event of the installation of a night depository it is agreed that Lessee shall be responsible, at its sole cost and expense, for the installation, maintenance, and operation of any such night depository, and the location of any such night depository shall be deemed to be an appurtenance to the Premises and a part of the Banking Facility for all purposes of this lease. The installation of any such night depository shall be performed in accordance with the terms and conditions of Section 8 hereof.
     (d) If Lessee elects to include an automated teller machine in the operation of the Banking Facility, Lessee shall be responsible, at its sole cost and expense, for the installation, maintenance, and operation of any such automated teller machine, and the location of any such automated teller machine shall be deemed to be an appurtenance to the Premises and a part of the Banking Facility for all purposes of this lease. The installation of any such automated teller machine shall be performed in accordance with the terms and conditions of
Section 8 hereof. Lessee may make available to any one or more banking or depository institutions, including savings and loan associations or credit unions, the use of any such automated teller machine installed by Lessee, and Lessor shall permit such other banking or depository institutions, including savings and loan associations or credit unions, to share the use of any such automated teller machine.
     (e) Lessee shall have the right to use jointly with Lessor a sufficient part of the parking area serving the building in which Premises are located for the parking of vehicles of its employees and customers, and vehicles being used in the normal course of Lessee's business, with the right of ingress to and egress from said parking area. No additional rent shall be charged for use of said parking area.

     (f) Lessee shall maintain and conduct the operation of the Banking Facility in a first-class and proper manner. Lessee shall comply with all applicable federal, state and local laws, rules, regulations, and ordinances governing or regulating the establishment and operation of the Banking Facility. Lessee shall not block or restrict the aisles, passageways, vestibules, entrances, exits, or sidewalks of the Store so as to interfere with Lessor's business. Lessee's operation of the Banking Facility shall be subject to such limitations, restrictions, or rules as Lessor may form time to time impose, including, without limitation, any rule pertaining to the parking of motor vehicles of Lessee, its employees, agents or representatives, and any rule restricting the Banking Facility's hours of operation to the same hours the Store is open to the public. Lessee shall not have a key to the Store. When the Store is closed and not open to the public for business, Lessee and its employees and agents shall have access to the Store only with the consent of Lessor and only when an employee or other representative of Lessor is present. Lessee shall not use the Premises for any illegal purpose or violate any statute, regulation, rule or order of any governmental body, nor create or allow to exist any nuisance or trespass, nor use the Premises in any manner to vitiate Lessor's insurance or increase the rate of Lessor's insurance premiums, nor deface or injure the Premises nor overload the floor of the Premises. Lessee agrees that it shall observe and comply with the "Rules and Regulations" hereto attached, marked "Exhibit C", and made a part hereof by reference.

     6.  EMPLOYEES.  (a) Lessee shall cause its employees to comply with all
         ---------
reasonable rules and regulations from time to time prescribed by Lessor pertaining to employee ingress, egress, and parking. All persons employed by Lessee in connection with the operation of the Banking Facility shall be and remain Lessee's employees for all purposes, and Lessee shall, at its own cost and expense, maintain worker's compensation coverage, unemployment compensation coverage, and any other insurance which may be required by law with respect to such employees. Lessee's employees, while working at the Banking Facility, shall be entitled to use the toilet facilities and break room or lounge provided by Lessor for the convenience of Lessor's employees. Lessee shall be solely responsible for all acts and omissions of its employees. Lessor shall provide an adequate number of parking spaces at the Store for employees of Lessee working at the Banking Facility. Lessee shall employ all persons necessary for the operation and maintenance of the Banking Facility and such employees of Lessee shall at all times conduct themselves toward the customers and employees of Lessor, and toward all other persons in the Store courteously and in a manner to promote the best interest of the Store.

     (b) Lessee shall be solely responsible for providing security for the Banking Facility, and acknowledges that Lessor is not an insurer for the Banking Facility and that Lessor does not undertake to provide any security for the Banking Facility. Subject to reasonable rules and regulations of Lessor, lessee shall have the right to have a security guard in the Banking Facility at times that Store is open for business andy any such security guard shall be and remain an employee or contractor of Lessee only.

     7.  NON-EMPLOYEE SERVICES.  It is contemplated that persons not employed by
         ---------------------
Lessee must have access to the Banking Facility from time to time for the purpose of servicing, maintaining, and otherwise performing services in connection with the Banking Facility. Any such non-employee shall have access to the Store and the Banking Facility during the Store's normal business hours, provided that such non-employees shall not block or restrict the aisles, passageways, vestibules, entrances, exits or sidewalks of the Store so as to interfere with Lessor's business.

     8.  IMPROVEMENT WORK.  (a) Lessee shall have the right to improve (herein
         ----------------
referred to as the "Improvement Work") the Premises by installing banking and depository facilities therein so that the Premises may be used for the operation of a retail banking and depository facility in accordance with Section 5 hereof. The Improvement Work shall be in accordance with the terms and conditions of this Section 8 of this lease.
     (b) The Improvement Work shall be done in accordance with plans and specifications (hereinafter referred to as the "Plans and Specifications") provided by Lessee for the use and benefit of Lessor and Lessee. Lessee, within thirty (30) days from the date of this lease, shall furnish Lessor with said Plans and Specifications for Lessor's review and approval. The Plans and Specifications shall be subject to the prior approval of Lessor. Lessor shall promptly, and not later than five (5) days after receipt of a set thereof, approve or reject the Plans and Specifications submitted to Lessor by Lessee. Lessee, within thirty (30) days after the approval of the Plans and Specifications by Lessor, shall begin the work to improve the Premises, and the Improvement Work shall be completed by Lessee in accordance with the approved Plans and Specifications within four (4) months form the date of this lease. In connection with the Improvement Work, Lessee specifically agrees that improvements shall not affect the structure, roof, or floor of the store building except in connection with the installation of a vault, night depository unit or any automated teller machine, or otherwise adversely affect any area of the store building other that the Premises, or affect the peaceful enjoyment of Lessor.
     (c) Lessee shall, at its sole cost and expense, pay the cost of the Improvement Work, including the cost of the Plans and Specifications therefor. Neither Lessee nor nay contractor engaged by Lessee shall have any right to create any charge or lien against the store building or the land on which the store building is located on account of the Improvement Work, and this lease shall not be construed to authorize any charge of lien against the store building or the land on which the store building is located on account of the Improvement Work or any work, services, materials relating hereto. Lessee covenants and warrants unto Lessor that Lessee will discharge of record, within ten (10) days following actual notice by Lessee, from whatever source, of its filing, any mechanic's, or materialmen's or other similar lien against the Premises, the store building or the land on which the store building is located for work or material claimed to have been furnished to Lessee or the Premises.
     (d) Lessor shall have the right to approve the contractor or contractors, as the case may be, selected by Lessee to perform the Improvement Work, but such approval shall not be arbitrarily nor unreasonably withheld.
     (e) Lessor shall have the right to inspect the construction of the Improvement Work from time to time.
     (f) The Plans and Specifications and the contract for the Improvement Work may contain such other terms and provisions not in conflict with nor contrary to this Section 8 as Lessee may elect.
     (g) Lessee, at its sold cost and expense, shall furnish all improvements, fixtures, equipment, and furnishings which it deems necessary or desirable for the establishment and operation of the Banking Facility, and shall pay all costs of improvement of the Premises necessary for the installation of such items. Notwithstanding any attachment or affixation of the Banking Facility or any part thereof to the Premises, or the manner, mode, extent, or nature of any such attachment or affixation, the Banking Facility and each part thereof will be, and shall at all times continue to be, personal property, and shall not at any time become or be deemed to be fixtures or in any other manner a part of the Premises or the store building. All permits, licenses and authorizations required in connection with the Improvement work shall be obtained and paid for by Lessee as the same are required.
     (h) Lessee shall make no alterations or additions of any kind in or to the Premises or the Banking Facility without first obtaining Lessor's written consent, and all such work shall be subject to the provisions of this Section 8.
     (i) In the event of disagreement between Lessor and Lessee as to whether any construction complies with the Plans and Specifications or whether any construction is complete and ready for use and occupancy, the disagreement shall be determined by any architect selected by Lessee, representing Lessee, and any architect selected by Lessor, representing Lessor. If said two architects cannot agree, the two shall select a third person who shall also be an architect, and the decision of the three, by a majority vote, shall terminate the disagreement. All of said architects shall be licensed to practice architecture in the state in which the store building is located. Each party shall pay its architect and the expense of the third architect shall be shared equally.
     (j) Times stated in this Section 8 shall not be of the essence of the contract so long as the work or obligation concerned is carried on with reasonable diligence and without unreasonable daily delays (caused by acts of God or material shortages beyond the control of the party obligated are recognized as reasonable).
     (k) Lessor shall not be liable for any damage to Lessee's property arising from the operations of the contractor relating to the Improvement Work. Said contractor shall provide public liability and property damage insurance for the protection of Lessor and Lessee on account of injuries to persons or damage to such persons' property (including property of Lessor and Lessee) arising form the contractor's operations in the amount of One Million Dollars ($1,000,000) for property damage; One Million Dollars ($1,000,000) for injuries to any one person; and One Million Dollars ($1,000,000) for injuries occurring in any one accident. The contractor shall furnish builders' risk insurance on the work covered by the contract.

     9.  MAINTENANCE.  (a) Lessee shall, at its sole cost and expense, maintain
         -----------
the Banking Facility in good order and repair, including, without limitation, telephone or other lines for computer/data processing and transmission for the Banking Facility, and shall, at its sole cost and expense, provide and maintain janitorial services for the Premises.
     (b) Lessee shall be liable for and shall repair or restore any loss or damage of the Premises or store building caused by the negligence or intentional acts of Lessee, or by the negligence or intentional acts of its agents, employees, or representatives when acting in the course of their employment, except that Lessee shall not be liable for nor required to restore loss or damage caused by fire or explosion, or resulting r\from any casualty which normally many be insured against by fire insurance with extended coverage.
Fire and extended coverage insurance shall be carried and maintained on the store building pursuant to the terms and conditions of the Prime Lease as that term is defined in Section 18 thereof.
     (c) Anytime that an Automatic Teller or Night Depository shall malfunction, Lessee shall affect repairs on same within twenty-four (24) hours of notification of said malfunction.

     10.  UTILITIES.  Lessor agrees to furnish to the Banking Facility at
          ---------
Lessor's sole cost and expense all overhead lighting, electricity, heat and air conditioning for the operation of the Banking Facility. Lessee shall furnish at Lessee's sole cost and expense all telephone and computer/data processing and transmission services, including all lines, cables and connections necessary for the operation of the Banking Facility.

     11.  INSURANCE.  Lessee shall maintain, with respect to the Premises,
          ---------
Comprehensive General Liability Insurance with a combined single limit of at least Five Million Dollars ($5,000,000) and Employer's liability insurance of not less than One Million Dollars ($1,000,000) and Lessor shall be made an additional insured under the Comprehensive General Liability policy. Evidence of such coverage shall be furnished to Lessor at the commencement date. Lessee shall provide fire insurance and extended coverage for itself on the modular banking unit, equipment, furnishings, and other items of personalty which places in the premises. In the event that Lessor's insurance is increased at said location because of Lessee's bank facility being located inside said store, then Lessee agrees to pay the amount of said increase.

     12.  INDEMNITY.  (a) Lessee shall indemnify, protect, and save harmless
          ---------
Lessor from damage, loss, liability, or expense, including attorneys fees and court costs, on account of injuries to persons or damage to property arising or resulting from the ownership or operation of the Banking Facility during the term of this lease, except such injuries or damage arising from negligence of Lessor, its agents, or employees.
     (b) Lessor shall indemnify, protect, and save harmless Lessee from damage, loss, liability, or expense, including attorneys fees and court costs, on account of injuries to persons or damage to property arising or resulting from the operation of the Store during the term of this lease, except such injuries or damage arising from negligence of Lessee, its agents, or employees.
     (c) In the event of concurring negligence of Lessor and Lessee, Lessor and Lessee shall shard liabilities and expenses arising thereunder in proportion to their negligence.

     13.  TAXES.  Lessee shall pay and ad valorem taxes levied or assessed
          -----
against its modular banking unit and other property located in said Premises. Lessor shall pay all ad valorem taxes levied or assessed against the Premises.

     14.  SURRENDER.  Lessee agrees that it shall, before the termination of
          ---------
this lease, remove its modular banking unit, furnishings, equipment, and all other personal property belonging to and being the property of Lessee from the premises, provided that at the time of removal Lessee is not in default in the payment of rent or any other term or provision of this lease, and restore the Premises to as good a condition as Lessee received same from Lessor, loss or damage by fire, storm, earthquake, or other casualty, and ordinary wear and tear from reasonable use excepted. Lessee shall pay Lessor for any physical damage caused by the installation or removal of Lessee's improvements, fixtures, furnishings,equipment, or personal property, and surrender peaceful possessio of the Premises to Lessor at the termination of this lease.

     15.  DEFAULT.  (a) In event Lessee shall be in default in the payment of
          -------
rent hereunder in full and shall not cure such default within twenty (20) days after receipt of written notice from Lessor specifying the default, Lessor shall have the right, without further notice and legal process (but only during the continuance of such default), of terminating this lease. Thereupon, this lease shall be at an end, except for the purposes of enforcing the rights then accrued hereunder and rights to future rentals to accrue hereunder, and Lessee will at once surrender, release and turn over possession of said Premises to Lessor. If such possession is not immediately surrendered, Lessor may re-enter said Premises and take possession thereof, removing all persons and property therefrom, using such force as may be necessary without being deemed guilty of any manner of trespass, or forcible entry, or detainer, all other notice provided by law for the termination of tenancy and all legal process being hereby expressly waived.

     (b) If Lessee shall default in the performance or observance of any covenant, agreement or condition contained in this lease to be performed or observed by Lessee, other than an obligation to pay rent, and shall not cure such default within thirty (30) days after receipt of written notice from Lessor specifying the default, or shall not within said period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence, Lessor may, at its option, at once, without notice to Lessee or anyone else, terminate this lease, and upon the termination hereof at the option of Lessor as aforesaid, or at the expiration, by lapse of time, of the term hereby demised, Lessee will, at once, surrender, release and turn over possession of said Premises to Lessor and, if such possession is not immediately surrendered, Lessor may re-enter said Premises and take possession thereof removing all persons and property therefrom, using such force as may be necessary without being deemed guilty of any manner of trespass, or forcible entry, or detainer, all other notice provided by law for the termination of tenancy and all legal process being hereby expressly waived; or Lessor may, at its option, without waiving any right to terminate this lease or any claim for breach of contract, at any time thereafter cure such default for the account of Lessee and Lessee shall, on demand, reimburse Lessor therefor and save lessor harmless therefrom, provided that Lessor may cure any such default prior to the expiration of said waiting period, but after notice to Lessee, if the curing of such default prior to the expiration of said waiting period, but after notice to Lessee if the curing of such default prior to the expiration of said waiting period is reasonable necessary to protect Lessor, or to prevent injury or damage to persons or property.

     (c) In case of any default, whether or not this Lease is terminated, Lessee will indemnify Lessor against all loss of rent and other payments provided herein, if any, to be paid by Lessee to Lessor between the time of default or termination and the expiration of the term of this Lease. It is understood that at the time of termination or reentry, or any time thereafter, Lessor may rent the Premises for a term which may expire after the expiration of the term of this Lease without releasing Lessee from any liability whatsoever; that Lessee shall be liable for w\expenses incurred by Lessor in connection with obtaining possession of the Leased Premises and in connection with any re-letting, including without limitation, reasonable attorney fees and reasonable brokers' fees; and that any monies collected for said re-letting shall be applied first to the foregoing expenses and then to payment of rental and all other payment which may be due to Lessor from Lessee. Said indemnification of Lessor by Lessee shall be accomplished by payments made on the days on which said Rentals andy other payments would have been due and payable hereunder if this agreement had not terminated.

     (d) The rights and remedies herein given Lessor on account of default or breach by Lessee under this lease are cumulative and in addition to the rights and remedies afforded Lessor by law and/or equity for such defaults or breaches.

     16.  DAMAGE.  If by fire, storm, earthquake, or other casualty, the
          ------
Premises or any other part of the store building are destroyed or damaged to the extent that Lessee is deprived of occupancy or use of the Premises, and if such damage or destruction can be substantially repaired within thirty (30) days from the date of such damage or destruction, then such damage or destruction shall be substantially repaired pursuant to the terms and conditions of the Prime Lease (as such term is defined in Section 18 hereof) within thirty (30) days from the date of such damage or destruction and all rent payable hereunder by Lessee shall be abated to the extent that Lessee is unable to occupy and use the Premises. In the event such damage or destruction cannot be substantially repaired within such thirty-day period, Lessee and Lessor shall each have the right and option to terminate this lease by giving ten (10) days' prior written notice to the other. Notwithstanding anything herein to the contrary, in the event of any destruction or damage to the store building or the Premises, Lessee shall be solely responsible for repairing and/or restoring, at its sole cost and expense, the modular banking unit, furnishings, equipment and all other property of Lessee located in the Premises and used in connection with the operation of the Banking Facility.

     17.  CONDEMNATION.  If a material part of the store building shall be taken
          ------------
or condemned under the power of eminent domain or is conveyed or leased in lieu of such taking, this lease shall terminate as of the date title vests in the condemning authority. If any portion of the Store parking area is taken or condemned under the power of eminent domain or is conveyed or leased in lieu of such taking and, in the opinion of Lessor, continuance of the operation of the Store is undesirable as result thereof, Lessor may elect to terminate this lease concurrently with Lessor's closing of the Store, and if Lessor elects to so terminate this lease, then this lease shall terminate and all rights and liabilities of the parties thereafter accruing shall cease and terminate as if the date of such termination were the date originally set for the expiration of the terms of this lease. Lessee hereby assigns to Lessor any and all right, title, or interest it may have in and to any award made in any such condemnation proceeding, except if any award includes an amount in compensation for loss of business profits by Lessee or for moving the property of Lessee, that part of such award is not hereby assigned to Lessor and Lessee will be entitled to the amount paid for Lessee's loss of profits and for the moving of Lessee's property.

     18.  PRIME LEASE.  (a) The term "Prime Lease", as such term is referred to
          -----------
in this lease, means that certain Lease Agreement entered into by and between Marathon Realty Corporation, as Landlord, and K-VA-T Food Stores, Inc., as Tenant, covering the land and building occupied by Store in which Premises are located, and dated August 1, 1987.
     (b) This lease is executed by Lessor and Lessee as a sublease under said Prime Lease, and shall be subject and subordinate to all of the terms and conditions of said Prime Lease. Subject to the provisions of Section 4 hereof, upon the termination of said Prime Lease for any reason, this lease shall terminate. In the event that said Prime Lease is terminated and Lessor continues to occupy said store building and operate said store, whether as tenant or owner, this lease shall not terminate, but remain in effect until the earlier of: 1. Cessation of operation of said store by Lessor, or, 2. Its term, including any extension thereof, expires. In the event that Lessor ceases operations in said store and relocates within a one-mile radius of the store building within one year of cessation of operations, Lessee shall have the opportunity to relocate with Lessor. The relocation of Lessee with Lessor shall be contingent upon: 1. The approval by Lessor of Lessees's bank facility plans,
2. Where applicable, Lessees's maintaining operations at both the old and new facilities, 3. Monthly rental from Lessee in the new store building shall increase in proportion to Lessor's increased occupancy costs and, 4. Said relocation does not violate any terms and conditions or any exclusive rights granted previously by Lessor's landlord, pursuant to the Prime Lease for the new store building.

     (c) Lessee agrees that this lease is and shall be subordinate and subject to the lien of any first mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof which may now or hereafter affect or encumber the fee title to the Premises and the land upon which the store building is located. The preceding sentence pertaining to the subordination of this lease to any first mortgage, security deed, or other instrument in the nature thereof shall be self-operative, and no further instrument or subordination shall be required by the holder of any such instrument affecting or encumbering the fee title of the Premises or the land upon which the store building is located. In confirmation of such subordination, Lessee shall, upon demand, at any time or times, execute, acknowledge, and deliver to Lessor or the holder of any such mortgage, deed to secure debt, deed of trust, or other instrument, without expense, any and all instruments that may be requested by Lessor or such holder to evidence the subordination of this lease and all rights hereunder to the lien of any such mortgage, deed to secure debt, deed of trust, or other instrument, and each renewal, modification, consolidation, replacement, and extension thereof.

     (d) Lessor covenants and warrants that it has obtained all requisite consent to the subletting of Premises to Lessee, and that it has the unqualified right to enter into this lease agreement and sublet Premises to Lessee.

     19.  ASSIGNMENT.  Lessee shall not, without the prior written consent of
          ----------
Lessor, assign, hypothecate, or otherwise transfer this lease or any interest hereunder, or sublease the Premises or any part thereof, or permit the use of the Premises by any party other that Lessee, except that the automated teller machine may be used by persons other than the Lessee as such sharing is permitted by Section 5(d) hereof. Any consent to an assignment or sublease shall not nullify this provision, and all later assignments or subleases shall be made likewise only after the prior written consent of Lessor is obtained in each instance. Unless otherwise expressly agreed to by Lessor in writing, no sublease or assignment by Lessee shall relieve Lessee of any liability hereunder.

     20.  BANKRUPTCY.  (a) For the purpose of this lease, bankruptcy of Lessee
          ----------
shall mean and include any one or more of the following events or conditions:
     (1) Lessee is adjudicated a bankrupt;
     (2) A receiver is appointed for Lessee or a major part of Lessee's property, including Lessee's interest in Premises, and such receivership is not vacated and discharged within ninety (90) days;
     (3) Lessee shall seek reorganization, arrangement, composition, readjustment, compromise, or similar debtor relief with respect to its debts or obligations under any federal or state bankruptcy, insolvency, or debtor relief statute;
     (4) Lessee, whether voluntarily or involuntarily, takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be reduced, or payment thereof is, or is proposed to be deferred;
     (5) Lessee makes an assignment for the benefit of its creditors;
     (6) Lessee's interests hereunder shall be levied upon or sold under execution or other legal process;
     (7) Lessee is found to be insolvent in any proceedings other than bankruptcy; or
     (8) Lessee is closed or taken over by any Regulatory Agency.

     (b) Subject to the terms and conditions of subsection (c) of this section, in the event of bankruptcy of Lessee, Lessor, at any time after the occurrence of the bankruptcy and during the continuation of the bankruptcy and on thirty
(30) days notice to Lessee and to Lessee's legal representative (which shall include a trustee in bankruptcy, receiver, or other like officer), if any, may terminate this lease and retake possession of the Premises.

     (c) Notwithstanding any other provision of this lease, in the event the Lessee or its successors or assignees shall become insolvent, bankrupt, or make an assignment for the benefit of creditors, or if it or their interests hereunder shall be levied upon or sold under execution or other legal process, or in the event the bank to be operated on the premises is closed, or is taken over by the banking authority of the State of other bank supervisory authority, the Lessor may terminate the lease only with the concurrence of said State banking authority or other bank supervisory authority, and any such authority shall in any event have the election to either continue or terminate the lease, provided, that in the vent this lease is terminate, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired lease shall in no event be in an amount exceeding the rent reserved by the lease, without acceleration, for the year next succeeding the date of the surrender of the premises to the landlord, or the date of re-entry of the landlord, whichever first occurs, whether before or after the closing of the bank, plus an amount equal to the unpaid rent accrued, without acceleration, up to such date.

     21.  TRADE NAME.  Lessee shall buy and pay for its own supplies and other
          ----------
items of personalty in its own trade name and upon its own credit and shall make no contract of any kind or nature whatsoever in the name of Lessor or in the name of any other business entity or enterprise owned in whole or in part by Lessor. Nothing herein contained shall constitute the parties as partners or co-venturers to render either party liable for the debts or liabilities of the other.

     22.  SUPPORT GROUP.  The Lessee shall use the services of a retail banking
          -------------
support group such as International Banking Technologies for a minimum of five
(5) years. However, Lessee shall not use the support services of the National Commerce Bank of Memphis, Tennessee or any of its affiliates of franchises.

     23.  USUFRUCT.  This lease shall create the relationship of landlord and
          --------
tenant between Lessor and Lessee; no estate shall pass out of Lessor, and Lessee has only a usufruct which is not subject to levy and sale and may not be assigned except by Lessor's consent.

     24.  CAPTIONS.  Section captions used in this lease are for the convenience
          --------
of reference only and do not constitute a substantive part of this lease.

     25.  GOVERNING LAW.  This lease is deemed to have been executed in the
          -------------
state in which the Store is located and shall be governed by and construed in accordance with the laws of such state.

     27.  ENTIRE AGREEMENT.  This lease constitutes the sole and entire
          ----------------
agreement between the parties hereto with respect to Lessee's leasing of the Premises and its establishment and operation of the Banking Facility, and no amendment or modification of this lease shall be binding unless it is reduced to writing and signed by both parties hereto. No representation, inducement, promise, understanding, or agreement regarding such matters not included in this lease shall be binding upon the parties hereto or either of them. If any term or provision of this lease shall be invalid or unenforceable, the remaining terms and provisions hereof shall not be affected thereby. If the application of any term or provision of this lease to any person or circumstance shall to any extent be invalid or unenforceable, such term or provision shall remain applicable as to those persons or circumstances to which it shall be valid and enforceable and each term and provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

     28.  EXECUTION.  This lease may be executed in any number of counterparts,
          ---------
each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts.

     29.  NOTICES.  Any notice herein provided for may be delivered personally
          -------
to an officer or the registered agent of the party to be notified, or by United States certified or registered mail directed as follows:

                      To Lessor: K-VA-T Food Stores, Inc.
                          P.O. Box 769
                          Grundy, Virginia 24614
                          Attention: Mr. Jack C. Smith

                          To Lessee: Matewan Bank, FSB
                              P.O. Box 100
                              Second Ave. and Vinson Street
                              Williamson, West Virginia 25661
                              Attention: Mr. Lee Ellis

     30.  SUCCESSORS AND ASSIGNS.  Each of the provisions of this agreement
          ----------------------
shall extend to, and shall, as the case may require, bind or inure to the benefit of not only the Lessor and Lessee, but also their respective successors and assigns, and any bank or other corporation with which Bank may be merged or consolidated.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this agreement by and trough their duly authorized officers and caused their seals to be hereunto affixed, upon the day and year first above written.

Signed, sealed, and delivered               By:__________________
by the officer of Lessor in                    __________________
the presence of:                                 Title


___________________________                 Attest:______________
     Unofficial Witness                            Secretary

                                                    Lessor
___________________________
     Notary Public                                 (CORPORATE SEAL)

     (NOTARY SEAL)

My commission expires _____


Signed, sealed, and delivered                By:__________________
by the officers of Lessee in                    __________________
the presence of:                                  Title


___________________________                  Attest:______________
     Unofficial Witness                             Secretary

                                                     Lessee
___________________________
     Notary Public                          (BANK/ASSOCIATION SEAL)

     (NOTARY SEAL)

My commission expires _____

                                  "EXHIBIT A"
                             (TO BE ATTACHED LATER)

                                  "EXHIBIT B"
                          COMMENCEMENT DATE AGREEMENT
                          ---------------------------


_____________________, __________________ COUNTY


     THIS AGREEMENT made and entered into upon this  1st  day of September,
                                                   -------       ----------
1996, by and between K-va-t            (Hereinafter referred to as "Lessor") and
  --                 -----------------
Matewan Bank, FSB   (Hereinafter referred to as "Lessee").
--------------------

     WITNESSED:  That whereas Lessor and Lessee entered into a lease agreement
(hereinafter referred to as "lease"), dated  July 24     , 1996, for the use and
                                            --------------   --
occupancy of the Premises therein described and located in the building occupies
by the Store operated by Lessor at  Abingdon, Virginia        and all conditions
                                   --------------------------
for determination of the Commencement Date of the term of said lease have been met.

     NOW, THEREFORE, pursuant to the provisions of the Section 2 of said lease, Lessor and Lessee mutually agree that the Commencement Date of the term of said lease is September 1,19 __, and that said term of said lease shall expire at
         ------------
midnight Eastern Standard Time on August 31 , 2001, unless extended or earlier
         -----------------        ----------------
terminated as provided for in said lease.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this agreement by and through their duly authorized officers and caused their seals to be hereunto affixed upon the day and year first above written.



By:______________________             By:______________________


   ______________________                ______________________
          (Title)                               (Title)

Attest:__________________             Attest:__________________
           Secretary                         Secretary



           Lessor                            Lessee
       (Corporate Seal)                  (Corporate Seal)

                                  "EXHIBIT C"
                             RULES AND REGULATIONS
                             ---------------------


     1. Lessee shall keep open for business and operate the Banking Facility during such days and hours as have been agreed upon in writing by Lessor and Lessee under Schedule 1 of this Exhibit C and make no subsequent changes in store days or hours without Lessor's prior written consent which consent shall not be arbitrarily nor unreasonably withheld by Lessor.

     2. The sidewalks and public portions of the store building such as entrances, passages, vestibules, and aisles, shall not be obstructed or encumbered by Lessee or used for any purpose other than ingress and egress to and from the Premises.

     3. No projections shall be attached by Lessee to the outside walls of the store building without the prior written consent of Lessor.

     4. No sign, advertisement, notice, or other lettering shall be exhibited, inscribed, painted or affixed by Lessee on any part of the outside or interior walls of the store building without obtaining the prior written consent of Lessor. Signs on doors to the Premises shall, at Lessee's expense, be inscribed, painted, or affixed by a sign maker approved by Lessor. In the event of the violation of the foregoing by Lessee, Lessor may remove same without any liability and may charge the expenses incurred by such removal to Lessee.
Lessee may display on the exterior of the Banking Facility temporary, tasteful signs giving notice of holidays and such other information as is required to be posted in the Banking Facility by any Regulatory Agency.

     5. No display cases or other articles shall be put in front of or affixed to any part of the exterior of the store building, nor placed in the interior of the Store without the prior written consent of Lessor.

     6. Lessee shall not in any way deface any part of the Premises or the store building.

     7.  No cooking shall be done or permitted by Lessee in the Premises.

     8. No part of the Premises shall be used for manufacturing, distribution, or the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

     9. Lessee shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with shoppers in the Store.

     10. Neither Lessee, nor nay of Lessee's servants, employees, agents, visitors, or licenses, shall at any timer bring or keep in the Premises any inflammable, combustible or explosive fluid, or chemical substance other than reasonable amounts of cleaning fluids or solvents required in the normal operation of Lessee's business.

     11. With the exception of daily money shipments and deliveries, the moving in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Lessor or its agent may determine from time to time.

     12. Lessor shall have the right to prohibit any advertising by Lessee which, in Lessor's opinion, tends to impair the reputation of the Store or its desirability as a Store for the public to shop, and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

                                   SCHEDULE 1


                                   EXHIBIT C
                                   ---------

              DAYS AND HOURS BANKING FACILITY WILL BE OPEN FOR THE
                              CONDUCT OF BUSINESS


1. The Banking Facility will be open for the conduct of business on the days and no less than the hours hereinafter specified:

     Monday       10     a.m. -     7     p.m.
                ------------------------------
     Tuesday      10     a.m. -     7     p.m.
                ------------------------------
     Wednesday    10     a.m. -     7     p.m.
                ------------------------------
     Thursday     10     a.m. -     7     p.m.
                ------------------------------
     Friday       10     a.m. -     7     p.m.
                ------------------------------
     Saturday     10     a.m. -     7     p.m.
                ------------------------------
     Sunday     to be determined by Banking Facility
                ------------------------------------

2.  The Banking Facility will be closed for business on the following holidays:

     The Bank shall be closed for no more than those holidays observed by the Banking Industry as set by the Federal Reserve System of the United States.

     Note:  If a holiday mentioned above is on a Sunday, then the Banking
     -----
Facility may be closed for business on the immediately succeeding Monday.

The foregoing is hereby approved by LESSOR and LESSEE.


On behalf of LESSOR:        On behalf of LESSEE:

--------------------        ----------------------
     Title                 Title


Date________________        Date________________

                              COMMENCEMENT LETTER

Reference is made to that certain Lease Agreement dated the 15 th day of October, 1996, by and between K-VA-T FOOD STORES, INC., as Landlord, and Matewan Bank, FSB, as Tenant.

     WHEREAS Landlord leased to Tenant certain store space located at 377-C
                                                                      -----
Hazard Road, Food City Shopping Center in the Town of Whitesburg , County of
--------------------------------------                -----------
Letcher, Commonwealth of Kentucky, and;
-------                  --------

     WHEREAS the parties above desire to establish the date upon which said Lease Agreement commenced, and;

     WHEREAS the parties above desire to establish the final size and rental payments for the Premises Leased in said Lease Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration recited in the above referenced Lease Agreement the following is acknowledged and agreed to by Landlord and Tenant:

(1)  The term of this lease shall be considered to have commenced on the 15th
                                                                         ----
day of December, 1996.
       --------

(2)  The final size of the Leased shall be established as 745 square feet with a
                                                          ---
monthly rental of TWO THOUSAND DOLLARS, ($2,000.00), to be paid in accordance
                  --------------------    --------
with the terms and conditions recited in the above referenced Lease Agreement.

Landlord and Tenant have executed this letter affirming the above as of the dates set forth below.

LANDLORD: K-VA-T FOOD STORES, INC.      TENANT: Matewan Bank FSB



By:__________________________             By:_____________________
Its__________________________             Its:____________________
Date:________________________             Date:___________________